UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 28, 2009
LEAP WIRELESS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29752 (Commission File Number)	33-0811062 (I.R.S. Employer Identification No.)
10307 Pacific Center Court
San Diego, California 92121
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.
     On May 28, 2009, Leap Wireless International, Inc. (“Leap”) entered into an underwriting agreement with Goldman, Sachs & Co. (the “Underwriter”), pursuant to which Leap agreed to issue and sell 7,000,000 shares of Leap’s common stock, par value $.0001 per share (the “Common Stock”), at a price to the Underwriter of $37.75 per share.
Item 9.01. Financial Statements and Exhibits.
     (d) The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 28, 2009, between Leap Wireless International, Inc. and Goldman, Sachs & Co.

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.
Date: June 1, 2009	By:	/s/ Robert J. Irving, Jr.
		Name:	Robert J. Irving, Jr.
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 28, 2009, between Leap Wireless International, Inc. and Goldman, Sachs & Co.

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto)